EXHIBIT 99.1

FOR IMMEDIATE RELEASE:
April 18, 2006

PRESS CONTACT:

Jane Gideon, Incendio International for Activant Solutions
415-682-9292, jane@incendiopr.com


       ACTIVANT SOLUTIONS HOLDINGS INC. AND ACTIVANT SOLUTIONS INC. ANNOUNCE DETERMINATION OF PURCHASE PRICE IN THEIR TENDER OFFERS AND CONSENT SOLICITATIONS FOR CERTAIN OUTSTANDING DEBT SECURITIES


AUSTIN, Texas, April 18, 2006 - Activant Solutions Holdings Inc. ("ASHI") and Activant Solutions Inc. ("Activant") announced today the determination of the consideration to be paid in the previously announced cash tender offers and consent solicitations for any and all of ASHI's outstanding Senior Floating Rate PIK Notes due 2011 (the "PIK Notes") and Activant's outstanding 10 1/2% Senior Notes due 2011 (the "10 1/2% Notes" and, together with the PIK Notes, the "Notes"). The consideration payable in respect of Activant's Floating Rate Senior Notes due 2010 (the "Floating Rate Notes") in the cash tender offer and consent solicitation for the Floating Rate Notes is set forth in the Offer to Purchase and Consent Solicitation Statement of Activant dated March 30, 2006 that was previously distributed to holders of the Floating Rate Notes. The tender offers will expire at 8:00 a.m., New York City time, on May 2, 2006, unless extended or earlier terminated (such time and date, the "Offer Expiration Date"). The tender offers and consent solicitations are being conducted in connection with the previously announced agreement of ASHI to merge with an affiliate of Hellman & Friedman LLC and Thoma Cressey Equity Partners, Inc. (the "Merger").

The total consideration for the Notes, which will be payable in respect of Notes accepted for payment that were validly tendered with consents delivered and not withdrawn on or prior to 5:00 p.m., New York City time, on April 12, 2006, will be an amount equal to the total consideration specified in the applicable row in the table below for each $1,000 principal amount of Notes. The purchase price for the Notes specified in the table below, which will be paid in respect of Notes accepted for payment that are validly tendered subsequent to 5:00 p.m., New York City time, on April 12, 2006, but on or prior to the Offer Expiration Date, will be an amount equal to the total consideration minus the consent payment of $20 per $1,000 principal amount. In addition to the total consideration or purchase price payable in respect of Notes purchased in the tender offers, ASHI and Activant, as applicable, will pay accrued and unpaid interest (and, in the case of the PIK Notes, accrued and unpaid liquidated damages pursuant to the registration rights agreement relating to the PIK Notes) to but not including the payment date for Notes purchased in the tender offers.


---------------------- ------------------- ------------- ------------ ---------------- ----------------- ------------ --------------
                                             Reference    Applicable       Tender            Total         Consent        Purchase
       Issuer            Title of Notes        Yield        Spread       Offer Yield      Consideration    Payment         Price
---------------------- ------------------- ------------- ------------ ---------------- ----------------- ------------ --------------
 Activant Solutions     Senior Floating         4.90%        50 bps         5.40%           $1,127.76       $20.00        $1,107.76
  Holdings Inc.          Rate PIK Notes
                            due 2011
---------------------- ------------------- ------------- ------------ ---------------- ----------------- ------------ --------------
 Activant Solutions    10 1/2% Senior Notes     4.94%        50 bps         5.44%           $1,103.55       $20.00        $1,083.55
       Inc.                 due 2011
---------------------- ------------------- ------------- ------------ ---------------- ----------------- ------------ --------------

The tender offers and consent solicitations are made upon the terms and subject to the conditions set forth in the respective Offer to Purchase and Consent Solicitation Statements of ASHI and Activant, each dated March 30, 2006 (each, an "Offer to Purchase" and, together, the "Offers to Purchase"), and the Consent and Letter of Transmittal relating to each Offer to Purchase. As more fully described in the Offer to Purchase, the total consideration and the purchase price for the Notes were determined as of 2:00 p.m., New York City time, today by reference to a fixed spread of 50 basis points above the yield of the applicable reference security, which is, in the case of the PIK Notes, the 4% U.S. Treasury Note due September 30, 2007 and, in the case of the 10 1/2% Notes, the 3-5/8% U.S. Treasury Note due June 30, 2007.

The tender offers are subject to the satisfaction of certain conditions, including the consummation of the Merger prior to or substantially concurrently with the applicable Offer Expiration Date and the receipt of financing proceeds to fund the payment of, among other things, the tender offers, the consent payments and the Merger. Further details about the terms and conditions of the tender offers and the consent solicitations are set forth in the applicable Offer to Purchase.

ASHI and Activant have retained Deutsche Bank Securities Inc. to act as the Dealer Manager for the tender offers and Solicitation Agent for the consent solicitations. Deutsche Bank Securities Inc. can be contacted at (800) 553-2826 (toll-free). The documents relating to the tender offers and consent solicitations were previously distributed to holders. Requests for documentation may be directed to MacKenzie Partners, Inc., the Information Agent, which can be contacted at (212) 929-5500 (collect) or (800) 322-2885 (toll-free).

THIS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL THE NOTES. THE OFFER TO BUY THE NOTES IS ONLY BEING MADE PURSUANT TO THE TENDER OFFER AND CONSENT SOLICITATION DOCUMENTS, INCLUDING THE OFFERS TO PURCHASE. THE TENDER OFFERS AND CONSENT SOLICITATIONS ARE NOT BEING MADE TO HOLDERS OF NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. IN ANY JURISDICTION IN WHICH THE TENDER OFFERS OR CONSENT SOLICITATIONS ARE REQUIRED TO BE MADE BY A LICENSED BROKER OR DEALER, THEY SHALL BE DEEMED TO BE MADE BY DEUTSCHE BANK SECURITIES INC. ON BEHALF OF ASHI OR ACTIVANT, AS APPLICABLE.

NONE OF ASHI, ACTIVANT, THE DEALER MANAGER OR THE INFORMATION AGENT MAKES ANY RECOMMENDATIONS AS TO WHETHER OR NOT HOLDERS OF NOTES SHOULD TENDER THEIR NOTES PURSUANT TO THE OFFERS OR CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURES, AND NO ONE HAS BEEN AUTHORIZED BY ANY OF THEM TO MAKE SUCH RECOMMENDATIONS. HOLDERS MUST MAKE THEIR OWN DECISIONS AS TO WHETHER TO CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURES AND TO TENDER NOTES, AND, IF SO, THE PRINCIPAL AMOUNT AT MATURITY OF NOTES TO TENDER.

ABOUT ACTIVANT SOLUTIONS

Activant is a leading technology provider of business management solutions serving small and medium-sized retail and wholesale distribution businesses in three primary vertical markets: hardlines and lumber; wholesale distribution; and the automotive parts aftermarket.

Founded in 1972, Activant provides customers with tailored proprietary software, professional services, content, supply chain connectivity, and analytics. More than 30,000 customer locations use an Activant solution to manage their day-to-day operations.

Headquartered in Texas, Activant has operations in California, Colorado, Connecticut, Illinois, New Jersey, Pennsylvania, South Carolina, Utah, Canada, France, Ireland, and the United Kingdom. For more information on Activant Solutions, please visit www.activant.com.

This press release contains "forward-looking statements." These statements are based on the current expectations of Activant and ASHI and involve risks and uncertainties that could cause the tender offers and consent solicitations to differ materially. The differences could be caused by a number of factors including those factors listed in Activant's annual report on Form 10-K for the fiscal year ended September 30, 2005 filed with the Securities and Exchange Commission. Activant undertakes no obligation to subsequently update or revise the forward-looking statements made in this press release to reflect events or circumstances after the date of this press release.